UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 7, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-45241                    22-3542636
        ------------             -------------                --------------
(State or other jurisdiction     (Commission                   (IRS Employer
         of incorporation)       File Number)                Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS

         See Item 9.01(c) with respect to the issuance of a press release relating to the results of a clinical program conducted by a subsidiary of the Registrant.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

             99.1. Press Release, dated January 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: January 7, 2005

                                                  ELITE PHARMACEUTICALS, INC.


                                                  By: /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer






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